UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

BLUE WORLD ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41256	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

244 Fifth Avenue, Suite B-88

New York, NY 10001

(Address of principal executive offices)

(646) 998-9582

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant, each whole warrant to acquire one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	BWAQU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BWAQ	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	BWAQW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Class A Ordinary Share	BWAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to the Merger Agreement

On February 29, 2024, Blue World Acquisition Corporation (“BWAQ”) entered into an Amendment No. 3 (the “Amendment to the Merger Agreement”) to the Agreement and Plan of Merger, dated as of August 10, 2023, as amended on December 6, 2023 and February 6, 2024 (as the same may be amended, restated or supplemented, the “Merger Agreement”) with TOYO Co., Ltd, a Cayman Islands exempted company (“PubCo”), TOYOone Limited, a Cayman Islands exempted company (“Merger Sub”), TOPTOYO INVESTMENT PTE. LTD., a Singapore private company limited by shares (“SinCo”), Vietnam Sunergy Cell Company Limited, a Vietnamese company, (“TOYO Solar”, together with PubCo, Merger Sub and SinCo, the “Group Companies”, or each individually, a “Group Company”), Vietnam Sunergy Joint Stock Company, a Vietnam joint stock company (“VSUN”), Fuji Solar Co., Ltd, a Japanese company (“Fuji Solar”), WA Global Corporation, a Cayman Islands exempted company (“WAG”), Belta Technology Company Limited, a Cayman Islands exempted company (“Belta”), and BestToYo Technology Company Limited, a Cayman Islands exempted company (“BestToYo”).

The Amendment to the Merger Agreement was entered into to reflect the restructuring of PubCo. Fuji Solar, as the sole shareholder of PubCo, transferred all of the ordinary shares of PubCo (“PubCo Ordinary Shares”) held by Fuji Solar to WAG and Belta, and Belta then further transferred a certain number of PubCo Ordinary Shares to BestToYo, each at a transfer price of US$0.0001 per share (collectively, the “PubCo Shareholder Transfer”), as a result of which WAG holds 6,200 PubCo Ordinary Shares, Belta holds 2,450 PubCo Ordinary Shares, and BestToYo holds 1,350 PubCo Ordinary Shares, respectively, immediately following the PubCo Shareholder Transfer.

Each of WAG, Belta and BestToYo is a newly incorporated holding company wholly owned and controlled by the beneficial owners of Fuji Solar. The beneficial owners of Fuji Solar established WAG, Belta and BestToYo to reflect their indirect beneficial ownerships in PubCo through the equity interests of these three separate entities in PubCo. As of result of the PubCo Shareholder Transfer, WAG, Belta and BestToYo became the only three shareholders of PubCo. Immediately prior to the Merger Closing (as defined in the Merger Agreement) and consistent with the Merger Agreement, WAG, Belta and BestToYo will collectively hold 41,000,000 PubCo Ordinary Shares, with WAG holding 25,420,000 PubCo Ordinary Shares, Belta holding 10,045,000 PubCo Ordinary Shares and BestToYo holding 5,535,000 PubCo Ordinary Shares, respectively (such transactions, the “PubCo Pre-Closing Restructuring”). The parties to the Amendment to the Merger Agreement also entered into a Joinder Agreement (the “Joinder Agreement”) in connection with the PubCo Pre-Closing Restructuring.

Pursuant to the Amendment to the Merger Agreement, (a) the Group Companies, VSUN, Fuji Solar, WAG, Belta and BestToYo shall consummate a series of transactions involving the Group Companies, including (A) PubCo acquiring one hundred percent (100%) of the issued and paid-up share capital of SinCo from Fuji Solar at an aggregate consideration of SGD1.00 (such transaction, the “Share Exchange”), and (B) SinCo acquiring one hundred percent (100%) of the issued and outstanding shares of capital stock of TOYO Solar from VSUN at an aggregate consideration of no less than US$50,000,000 (the “SinCo Acquisition,” and together with the Share Exchange, the “Pre-Merger Reorganization”), as a result of which (i) SinCo shall become a wholly-owned subsidiary of PubCo, (ii) TOYO Solar shall become a wholly-owned subsidiary of SinCo; and (iii) WAG, Belta and BestToYo (collectively, the “Sellers”) shall become the only shareholders of PubCo, and (b) following the consummation of the Pre-Merger Reorganization, BWAQ shall merge with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”), as a result of which, among other things, all of the issued and outstanding securities of BWAQ immediately prior to the filing of the plan of merger with respect to the Merger (the “Plan of Merger”) to the Registrar of Companies of the Cayman Islands, or such later time as may be specified in the Plan of Merger (the “Merger Effective Time”) shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holders thereof to receive substantially equivalent securities of PubCo, in each case, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the provisions of the Companies Act (Revised) of the Cayman Islands and other applicable laws. The Merger, the Pre-Merger Reorganization and each of the other transactions contemplated by the Merger Agreement or any of the other relevant transactional documents are collectively referred to as “Transactions.” The Amendment to the Merger Agreement and the Pre-Closing Restructuring will have no substantive effect on the Merger, the Plan of Merger or the Merger Closing.

As a result of the Amendment to the Merger Agreement and the Joinder Agreement, each of WAG, Belta and BestToYo became a Shareholder (as defined in the Merger Agreement) and a Seller, and is subject to representations, warranties and covenants under the Merger Agreement that are substantially equivalent to those made by Fuji Solar under the Merger Agreement prior to the Amendment to the Merger Agreement. There are no changes to the conditions to consummate the Transactions as a result of the Amendment to the Merger Agreement.

Earnout Escrow

Pursuant to the Amendment to the Merger Agreement, at or prior to the closing of the Merger (the “Merger Closing”), an aggregate of 13,000,000 PubCo Ordinary Shares held by the Sellers (the “Earnout Shares”), consisting of 8,060,000 PubCo Ordinary Shares held by WAG, 3,185,000 PubCo Ordinary Shares held by Belta and 1,755,000 PubCo Ordinary Shares held by BestToYo, respectively, will be deposited with an escrow agent in a segregated escrow account (the “Earnout Escrow Account”) pursuant to an escrow agreement effective upon the Merger Closing and will be released from the Earnout Escrow Account and delivered to the Sellers as following:

(a)	Following the Merger, if the net profit of PubCo for the fiscal year ending December 31, 2024 as shown on the audited financial statements of PubCo for the fiscal year ending December 31, 2024 (such net profit, the “2024 Audited Net Profit”) is no less than US$41,000,000, the Earnout Shares shall immediately become vested in full and be released from the Earnout Escrow Account to the Sellers, pro rata; and

(b)	If the 2024 Audited Net Profit is less than US$41,000,000, then (X) the portion of the Earnout Shares in number equal to (i) the quotient of (a) the 2024 Audited Net Profit divided by (b) US$41,000,000, multiplied by (ii) 13,000,000 PubCo Ordinary Shares, rounded up to the nearest whole number, shall become immediately vested and be released from the Earnout Escrow Account to the Sellers, pro rata, and (Y) the remaining portion of the Earnout Shares shall be surrendered or otherwise delivered by the Sellers to PubCo, pro rata, for no consideration or nominal consideration and cancelled by PubCo.

A copy of the Amendment to the Merger Agreement is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. A copy of the Joinder Agreement is attached to this Report as Exhibit 2.2 and is incorporated herein by reference. The foregoing description of the Amendment to the Merger Agreement and the Joinder Agreement does not purport to be complete and is qualified in its entirety by the respective terms and conditions of the Amendment to the Merger Agreement and the Joinder Agreement.

Related Agreements

In connection with the Amendment to the Merger Agreement and PubCo Pre-Closing Restructuring, the parties amended other agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”). This section describes the material amendments to the Related Agreements, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Amended and Restated Shareholder Lock-up and Support Agreement

In connection with the Amendment to the Merger Agreement and the PubCo Pre-Closing Restructuring, on February 29, 2024, BWAQ, PubCo, Fuji Solar, WAG, Belta and BestToYo entered into an amended and restated Shareholder Lock-up and Support Agreement (the “A&R Shareholder Lock-up and Support Agreement”) to amend and restate the Shareholder Lock-up and Support Agreement by and among SPAC, PubCo and Fuji Solar dated August 10, 2023, as further amended on December 6, 2023. Pursuant to A&R Shareholder Lock-up and Support Agreement, each of WAG, Belta and BestToYo has agreed not to, except as set for therein, among other things, transfer any of the Subject Shares (as defined in the A&R Shareholder Lock-Up and Support Agreement) (such shares, the “Sellers Subject Shares”) or grant any proxies or enter into any voting arrangements with respect to the Sellers Subject Shares.

Further, each of WAG, Belta and BestToYo has irrevocably agreed not to transfer any Shareholder Lock-Up Securities (as defined in the A&R Shareholder Lock-Up and Support Agreement) or engage in any short sales with respect to any securities of PubCo during the Shareholder Lock-Up Period (as defined in the A&R Shareholder Lock-Up and Support Agreement).

A copy of the A&R Shareholder Lock-Up and Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the A&R Shareholder Lock-Up and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the A&R Shareholder Lock-Up and Support Agreement.

Revisions to the Form of Sponsor Lock-Up Agreement

In connection with the Amendment to the Merger Agreement, Blue World Holdings Limited, the sponsor of BWAQ (“Sponsor”) and PubCo agreed to revise the form of the Sponsor Lock-Up Agreement attached as Exhibit C to the Merger Agreement (the “Sponsor Lock-Up Agreement”) to reflect the addition of the parties, WAG, Belta and BestToYo, to the Merger Agreement.

A copy of the amended form of Sponsor Lock-Up Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the amended form of the Sponsor Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the amended form of the Sponsor Lock-Up Agreement.

Revisions to the Form of Registration Rights Agreement

In connection with the Amendment to the Merger Agreement, the parties to the Merger Agreement also agreed to revise the form of the Registration Rights Agreement attached as Exhibit D to the Merger Agreement (the “Registration Rights Agreement”) to reflect the Amendment to the Merger Agreement and the PubCo Pre-Closing Restructuring.

A copy of the amended form of the Registration Rights Agreement is attached to this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the amended form of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the amended form of the Registration Rights Agreement.

Revisions to the Form of Warrant Assumption Agreement

In connection with the Amendment to the Merger Agreement, the parties to the Merger Agreement also agreed to revise certain terms of the form of the Warrant Assumption Agreement to reflect the Amendment to the Merger Agreement.

A copy of the amended form of Assignment, Assumption and Amended & Restated Warrant Agreement (“Warrant Assumption Agreement”) is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the amended form of Warrant Assumption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the amended form of Warrant Assumption Agreement.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the advantages and expected growth of the combined company, the cash position of the combined company following the closing, the ability of TOYO Solar and BWAQ to consummate the proposed Transactions and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in BWAQ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2023 (the “Form 10-K”), BWAQ’s final prospectus dated January 31, 2023 filed with the SEC (the “Final Prospectus”) related to IPO, and in other documents filed by BWAQ with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: TOYO Solar’s or the combined company’s limited operating history; the ability of TOYO Solar or the combined company to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of TOYO Solar or the combined company; the inability to complete the proposed Transactions; the inability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by BWAQ shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Transactions; costs related to the proposed Transactions; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and the proxy statement to be filed relating to the Transactions. Other factors include the possibility that the proposed Transactions do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

TOYO Solar, PubCo and BWAQ each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of TOYO Solar, PubCo or BWAQ with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Transactions, PubCo intends to file with the SEC a registration statement on Form F-4, which will include a preliminary proxy statement containing information about the proposed Transactions and the respective businesses of TOYO Solar and BWAQ, as well as the prospectus relating to the offer of the PubCo securities to be issued to in connection with the completion of the proposed Transactions. After the registration statement is declared effective, BWAQ will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of BWAQ will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

PubCo, TOYO Solar, BWAQ and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from BWAQ’s shareholders with respect to the proposed Transactions. Information regarding BWAQ’s directors and executive officers is available in BWAQ’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment No. 3 to the Merger Agreement dated February 29, 2024, by and among Blue World Acquisition Corporation, TOYO Co., Ltd, TOYOone Limited, TOPTOYO INVESTMENT PTE. LTD., Vietnam Sunergy Cell Company Limited, Vietnam Sunergy Joint Stock Company, Fuji Solar Co., Ltd., Belta Technology Company Limited, WA Global Corporation and BestToYo Technology Company Limited.
2.2	Joinder Agreement dated February 29, 2024, by and among Blue World Acquisition Corporation, TOYO Co., Ltd, TOYOone Limited, TOPTOYO INVESTMENT PTE. LTD., Vietnam Sunergy Cell Company Limited, Vietnam Sunergy Joint Stock Company, Fuji Solar Co., Ltd., Belta Technology Company Limited, WA Global Corporation and BestToYo Technology Company Limited.
10.1	Amendment to the Shareholder Lock-up and Support Agreement dated February 29, 2024, by and among Blue World Acquisition Corporation, TOYO Co., Ltd, and Fuji Solar Co., Ltd.
10.2	Form of Sponsor Lock-Up Agreement
10.3	Form of Registration Rights Agreement.
10.4	Form of Assignment, Assumption and Amended & Restated Warrant Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue World Acquisition Corporation

	By:	/s/ Liang Shi
	Name:	Liang Shi
	Title:	Chief Executive Officer

Date: March 4, 2024